September 28, 2000

Bonfiglio & Reed Options Fund
Supplement to Prospectus Dated August 1, 2000

Effective October 9, 2000 the address for the Bonfiglio & Reed Option Fund's (the "Fund") Underwriter will be 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. Effective October 9, 2000 the address for the Fund's Transfer Agent will be 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. After this date please disregard the addresses printed on the back cover of the Prospectus.